                                                                Exhibit (1)(q)

                              THE ARCH FUND, INC.

                             ARTICLES SUPPLEMENTARY

                 THE ARCH FUND, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

                          FIRST: The total number of shares of capital stock which the Corporation was heretofore authorized to issue was Five Billion (5,000,000,000) shares (of the par value of One Mill ($.001) each) and of the aggregate par value of Five Million Dollars ($5,000,000) of Common Stock classified as follows:

                                                     Number of Shares
                 Classification                         Authorized
                 --------------                      ----------------
                 Class A                                  550,000,000
                 Class A-Special Series 1               1,800,000,000
                 Class A-Special Series 2                 300,000,000
                 Class A-Special Series 3                  50,000,000
                 Class B                                  100,000,000
                 Class B-Special Series 1               1,000,000,000
                 Class B-Special Series 2                 300,000,000
                 Class C                                    5,000,000
                 Class C-Special Series 1                  50,000,000
                 Class C-Special Series 2                  20,000,000
                 Class C-Special Series 3                  50,000,000
                 Class D                                    5,000,000
                 Class D-Special Series 1                  50,000,000
                 Class D-Special Series 2                  20,000,000
                 Class D-Special Series 3                  50,000,000
                 Class E                                    5,000,000
                 Class E-Special Series 1                  15,000,000
                 Class E-Special Series 2                  20,000,000
                 Class E-Special Series 3                  50,000,000
                 Class F                                    5,000,000
                 Class F-Special Series 1                  15,000,000
                 Class F-Special Series 2                  20,000,000
                 Class F-Special Series 3                  50,000,000
                 Class G                                    5,000,000
                 Class G-Special Series 1                  15,000,000
                 Class G-Special Series 2                  20,000,000
                 Class G-Special Series 3                  50,000,000
                 Class H                                   10,000,000
                 Class H-Special Series 1                  10,000,000
                 Class H-Special Series 2                  10,000,000
                 Class H-Special Series 3                  50,000,000
                 Class I                                   25,000,000
                 Class I-Special Series 1                  25,000,000
                 Unclassified                             250,000,000

                          SECOND: Pursuant to Article VI of the Corporation's Articles of Incorporation (the "Charter") and

         Section 2-105(c) of the Maryland General Corporation Law, the Board of Directors of the Corporation has increased the total number of authorized shares of capital stock of the Corporation to Seven Billion (7,000,000,000) shares of Common Stock of the par value of One Mill ($.001) each and of the aggregate par value of Seven Million Dollars ($7,000,000) and has classified Four Hundred Seventy Million (470,000,000) shares of the Corporation's newly authorized, unclassified and unissued Common Stock as follows:

                                                     Number of Shares
                 Classification                         Classified
                 --------------                      ---------------
         Class J                                        50,000,000
         Class J-Special Series 1                      300,000,000
         Class K                                        25,000,000
         Class K-Special Series 1                       25,000,000
         Class K-Special Series 2                       10,000,000
         Class L                                        25,000,000
         Class L-Special Series 1                       25,000,000
         Class L-Special Series 2                       10,000,000


         pursuant to resolutions unanimously adopted by the Board of Directors of the Corporation on June 27, 1995.

                          THIRD: Pursuant to Article VI, Section (5) of the Charter, the shares of Common Stock newly classified hereby shall have the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption:

                 A.1. ASSETS BELONGING TO A CLASS. All consideration received by the Corporation for the issue and sale of shares of Class J Common Stock and Class J Common Stock - Special Series 1 shall be invested and reinvested with the consideration received by the Corporation for the issue and sale of all other shares now or hereafter classified as shares of Class J Common Stock (irrespective of whether said shares have been classified as a part of a series of said Class and, if so classified as a part of a series, irrespective of the particular series classification), together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Corporation allocated to Class J shares and Class J - Special Series 1 shares or such other shares with respect to such Class by the Board of Directors in accordance with the Corporation's Charter. All income, earnings, profits, and proceeds, including any proceeds derived from the sale, exchange or liquidation of such shares, and any assets derived from any reinvestment of such proceeds in whatever form shall be allocated among Class J shares and Class J - Special Series 1 shares and all other shares now or hereafter designated as Class J Common Stock, respectively, (irrespective of whether said shares have been classified as a part of a series of said Class and, if so classified as a part of a series, irrespective of the particular series classification), in proportion to their respective net asset values.

                 2. LIABILITIES BELONGING TO A CLASS. All the liabilities (including expenses) of the Corporation in respect of Class J shares and Class J - Special Series 1 shares and all other shares now or hereafter designated as Class J Common Stock and in respect of any general liabilities (including expenses) of the Corporation allocated to Class J shares and Class J - Special Series 1 shares or such other shares by the Board of Directors in accordance with the Corporation's Charter shall be allocated among Class J shares and Class J - Special Series 1 shares and such other shares, respectively, (irrespective of whether said shares have been classified as a part of a series of said Class and, if so classified as a part of a series, irrespective of the particular series classification), in proportion to their respective net asset values:

                 a. If in the future the Board of Directors determines to enter into agreements which provide for services only for Class J shares or Class J-Special Series 1 shares and to allocate any related expenses to the extent that may be from time to time determined by the Board of Directors:

                                  (1) only the shares of Class J Common Stock
                          shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Corporation which provide for services by the institutions exclusively for their customers who own of record or beneficially such shares; and (ii) such other expenses and liabilities as the Board of Directors may from time to time determine are directly attributable to such shares and which therefore should be borne solely by shares of Class J Common Stock;

                                  (2)  only the shares of Class J - Special
                          Series 1 Common Stock shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by





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

                          or on behalf of the Corporation which provide for services by the institutions exclusively for their customers who own of record or beneficially such shares; and (ii) such other expenses and liabilities as the Board of Directors may from time to time determine are directly attributable to such shares and which therefore should be borne solely by shares of Class J - Special Series 1 Common Stock;

                                  (3)      No shares of Class J Common Stock
                          shall bear the expenses and liabilities described in subparagraph (2) above; and

                                  (4)      No shares of Class J - Special
                          Series 1 Common Stock shall bear the expenses and liabilities described in subparagraph (1) above.

         3. PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION. Except as provided hereby, each share of Class J Common Stock and Class J Common Stock - Special Series 1 shall have the same preferences, conversion, and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption applicable to all other shares of Common Stock as set forth in the Charter and shall also have the same preferences, conversion, and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as each other share formerly, now or hereafter classified as a share of Class J Common Stock (irrespective of whether said share has been classified as a part of a series of said Class and, if so classified as a part of a series, irrespective of the particular series classification) except that:

                          (a)(i) on any matter that pertains to the agreements or expenses and liabilities described in Section 2, clause a.(1) (or to any plan or other document adopted by the Corporation relating to said agreements, expenses, or liabilities) and is submitted to a vote of shareholders of the Corporation, only the shares of Class J Common Stock (excluding the other shares classified as a series of such Class other than Class J Common Stock) shall be entitled to vote, except that if said matter affects shares of capital stock in the Corporation other than shares of Class J Common Stock, such other affected shares of capital stock in the Corporation shall also be entitled to vote, and in such case, such shares of Class J Common Stock shall be voted in the aggregate together with such other





                                     -4-

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                 affected shares and not by class or series except where
                 otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if any matter submitted to a vote of the shareholders of the Corporation does not affect the shares of Class J Common Stock, such shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares of capital stock in the Corporation other than said shares of Class J Common Stock; and

                          (b)(i) on any matter that pertains to the agreements or expenses and liabilities described in Section 2, clause a.(2) above (or to any plan or other document adopted by the Corporation relating to said agreements, expenses, or liabilities) and is submitted to a vote of shareholders of the Corporation, only shares of Class J Common Stock - Special Series 1 (excluding shares designated as a series of such Class other than Class J Common Stock - Special Series 1) shall be entitled to vote, except that if said matter affects shares of capital stock of the Corporation other than shares of Class J Common Stock - Special Series 1, such other affected shares of capital stock of the Corporation shall also be entitled to vote, and in such case shares of Class J Common Stock - Special Series 1 shall be voted in the aggregate together with such other affected shares and not by class or series except were otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if any matter submitted to a vote of the shareholders of the Corporation does not affect shares of Class J Common Stock - Special Series 1, said shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of holders of shares of capital stock of the Corporation other than said shares of Class J Common Stock - Special Series 1.

                 B.1. ASSETS BELONGING TO A CLASS. All consideration received by the Corporation for the issue and sale of shares of Class K Common Stock, Class K Common Stock - Special Series 1 and Class K Common Stock - Special Series 2 shall be invested and reinvested with the consideration received by the Corporation for the issue and sale of all other shares now or hereafter classified as shares of Class K Common Stock (irrespective of whether said shares have been classified as a part of a series of said Class and, if so classified as a part of a series, irrespective of the particular series classification), together with all income, earnings, profits, and proceeds thereof, including any





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
         proceeds derived from the sale, exchange, or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Corporation allocated to Class K shares, Class K - Special Series 1 shares and Class K - Special Series 2 shares or such other shares with respect to such Class by the Board of Directors in accordance with the Corporation's Charter. All income, earnings, profits, and proceeds, including any proceeds derived from the sale, exchange or liquidation of such shares, and any assets derived from any reinvestment of such proceeds in whatever form shall be allocated among Class K shares, Class K - Special Series 1 shares and Class K - Special Series 2 shares and all other shares now or hereafter designated as Class K Common Stock, respectively, (irrespective of whether said shares have been classified as a part of a series of said Class and, if so classified as a part of a series, irrespective of the particular series classification), in proportion to their respective net asset values.

                 2. LIABILITIES BELONGING TO A CLASS. All the liabilities (including expenses) of the Corporation in respect of Class K shares, Class K - Special Series 1 shares and Class K - Special Series 2 shares and all other shares now or hereafter designated as Class K Common Stock and in respect of any general liabilities (including expenses) of the Corporation allocated to Class K shares, Class K - Special Series 1 shares and Class K - Special Series 2 shares or such other shares by the Board of Directors in accordance with the Corporation's Charter shall be allocated among Class K shares, Class K - Special Series 1 shares and Class K - Special Series 2 shares and such other shares, respectively, (irrespective of whether said shares have been classified as a part of a series of said Class and, if so classified as a part of a series, irrespective of the particular series classification), in proportion to their respective net asset values:

                 a. If in the future the Board of Directors determines to enter into agreements which provide for services only for Class K shares, Class K - Special Series 1 shares or Class K - Special Series 2 shares and to allocate any related expenses to the extent that may be from time to time determined by the Board of Directors:

                                  (1) only the shares of Class K Common Stock
                          shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Corporation which provide for services by the institutions exclusively for their customers who own of record or beneficially such shares; and (ii) such other expenses and liabilities as the Board of Directors may from time to time determine are directly attributable to such shares and which therefore should be borne solely by shares of Class K Common Stock;

                                  (2)  only the shares of Class K - Special
                          Series 1 Common Stock shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Corporation which provide for services by the institutions exclusively for their customers who own of record or beneficially such shares; and (ii) such other expenses and liabilities as the Board of Directors may from time to time determine are directly attributable to such shares and which therefore should be borne solely by shares of Class K
                          - Special Series 1 Common Stock;

                                  (3) Only the shares of Class K - Special Series 2 Common Stock shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Corporation which provide for services by the institutions exclusively for their customers who own of record or beneficially such shares; and (ii) such other expenses and liabilities as the Board of Directors may from time to time determine are directly attributable to such shares and which therefore should be borne solely by shares of Class K
                          - Special Series 2 Common Stock;

                                  (4)      No shares of Class K Common Stock
                          shall bear the expenses and liabilities described in subparagraphs (2) and (3) above;

                                  (5)      No shares of Class K - Special
                          Series 1 Common Stock shall bear the expenses and liabilities described in subparagraphs (1) and (3) above; and

                                  (6)      No shares of Class K - Special
                          Series 2 Common Stock shall bear the expenses and liabilities described in subparagraphs (1) and (2) above.

         3. PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION.

         Except as provided hereby, each share of Class K Common Stock, Class K Common Stock - Special Series 1 and Class K Common Stock - Special Series 2 shall have the same preferences, conversion, and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption applicable to all other shares of Common Stock as set forth in the Charter and shall also have the same preferences, conversion, and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as each other share formerly, now or hereafter classified as a share of Class K Common Stock (irrespective of whether said share has been classified as a part of a series of said Class and, if so classified as a part of a series, irrespective of the particular series classification) except that:

                          (a)(i) on any matter that pertains to the agreements or expenses and liabilities described in Section 2, clause a.(1) (or to any plan or other document adopted by the Corporation relating to said agreements, expenses, or liabilities) and is submitted to a vote of shareholders of the Corporation, only the shares of Class K Common Stock (excluding the other shares classified as a series of such Class other than Class K Common Stock) shall be entitled to vote, except that if said matter affects shares of capital stock in the Corporation other than shares of Class K Common Stock, such other affected shares of capital stock in the Corporation shall also be entitled to vote, and in such case, such shares of Class K Common Stock shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and
                 (ii) if any matter submitted to a vote of shareholders of the Corporation does not affect the shares of Class K Common Stock, such shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares of capital stock in the Corporation other than said shares of Class K Common Stock;

                          (b)(i) on any matter that pertains to the agreements or expenses and liabilities described in Section 2, clause a.(2) above (or to any plan or other document adopted by the Corporation relating to said agreements, expenses, or liabilities) and is submitted to a vote of shareholders of the Corporation, only shares of Class K Common Stock - Special Series 1 (excluding shares designated as a series of such Class other than Class K Common Stock - Special Series 1) shall be entitled to vote, except that if said matter affects shares of capital stock of the Corporation other than shares of Class K Common Stock - Special Series 1, such other affected shares of capital stock of the Corporation shall also be entitled to vote, and in such case shares of Class K Common Stock - Special Series 1 shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if any matter submitted to a vote of the shareholders of the Corporation does not affect shares of Class K Common Stock - Special Series 1, said shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of holders of shares of capital stock of the Corporation other than said shares of Class K Common Stock - Special Series 1; and

                          (c)(i) on any matter that pertains to the agreements or expenses and liabilities described in Section 2, clause a.(3) above (or to any plan or other document adopted by the Corporation relating to said agreements, expenses or liabilities) and is submitted to a vote of shareholders of the Corporation, only shares of Class K Common Stock - Special Series 2 (excluding shares designated as a series of such Class other than Class K Common Stock - Special Series 2) shall be entitled to vote except that if said matter affects shares of capital stock other than shares of Class K Common Stock - Special Series 2, such other affected shares of capital stock in the Corporation shall also be entitled to vote, and in such case, such shares of Class K Common Stock - Special Series 2 shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if any matter submitted to a vote of the shareholders of the Corporation does not affect the shares of Class K Common Stock - Special Series 2, such shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares of capital stock in the Corporation other than said shares of Class K Common Stock - Special Series 2.

                          (d) At such times, which may vary among the holders of shares within the series, as may be determined by the Board of Directors (or with the authorization of the Board of Directors, the officers of the Corporation) in accordance with the Investment

                Company Act of 1940, as amended, and applicable rules and regulations of the National Association of Securities Dealers, Inc. and reflected in the registration statement relating to the Corporation's Class K - Special Series 2 Common Stock, shares of the Class K - Special Series 2 Common Stock may be automatically converted into shares of Class K Common Stock of the Corporation based on the relative net asset values of such series at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, the officers of the Corporation) and reflected in the registration statement relating to the Class K - Special Series 2 Common Stock as aforesaid.

                C.1. ASSETS BELONGING TO A CLASS. All consideration received by the Corporation for the issue and sale of shares of Class L Common Stock, Class L Common Stock - Special Series 1 and Class L Common Stock - Special Series 2 shall be invested and reinvested with the consideration received by the Corporation for the issue and sale of all other shares now or hereafter classified as shares of Class L Common Stock (irrespective of whether said shares have been classified as a part of a series of said Class and, if so classified as a part of a series, irrespective of the particular series classification), together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Corporation allocated to Class L shares, Class L - Special Series 1 shares and Class L - Special Series 2 shares or such other shares with respect to such Class by the Board of Directors in accordance with the Corporation's Charter. All income, earnings, profits, and proceeds, including any proceeds derived from the sale, exchange or liquidation of such shares, and any assets derived from any reinvestment of such proceeds in whatever form shall be allocated among Class L shares, Class L - Special Series 1 shares and Class L - Special Series 2 shares and all other shares now or hereafter designated as Class L Common Stock, respectively, (irrespective of whether said shares have been classified as a part of a series of said Class and, if so classified as a part of a series, irrespective of the particular series classification), in proportion to their respective net asset values.

                 2. LIABILITIES BELONGING TO A CLASS. All the liabilities (including expenses) of the Corporation in respect of Class L shares, Class L - Special Series 1 shares and Class L - Special Series 2 shares and all other shares now or hereafter designated as Class L Common Stock and in respect of any general liabilities (including expenses) of the Corporation allocated to Class L shares, Class L - Special Series 1 shares and Class L - Special Series 2 shares or such other shares by the Board of Directors in accordance with the Corporation's Charter shall be allocated among Class L shares, Class L - Special Series 1 shares and Class L - Special Series 2 shares and such other shares, respectively, (irrespective of whether said shares have been classified as a part of a series of said Class and, if so classified as a part of a series, irrespective of the particular series classification), in proportion to their respective net asset values:

                 a. If in the future the Board of Directors determines to enter into agreements which provide for services only for Class L shares, Class L - Special Series 1 shares or Class L - Special Series 2 shares and to allocate any related expenses to the extent that may be from time to time determined by the Board of Directors:

                                  (1) only the shares of Class L Common Stock
                          shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Corporation which provide for services by the institutions exclusively for their customers who own of record or beneficially such shares; and (ii) such other expenses and liabilities as the Board of Directors may from time to time determine are directly attributable to such shares and which therefore should be borne solely by shares of Class L Common Stock;

                                  (2)  only the shares of Class L - Special
                          Series 1 Common Stock shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Corporation which provide for services by the institutions exclusively for their customers who own of record or beneficially such shares; and (ii) such other expenses and liabilities as the Board of Directors may from time to time determine are directly attributable to such shares and which therefore should be borne solely by shares of Class L
                          - Special Series 1 Common Stock;

                                  (3)  Only the shares of Class L - Special
                          Series 2 Common Stock shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Corporation which provide for services by the institutions exclusively for their customers who own of record or beneficially such shares; and (ii) such other expenses and liabilities as the Board of Directors may from time to time determine are directly attributable to such shares and which therefore should be borne solely by shares of Class L - Special Series 2 Common Stock;

                                  (4)      No shares of Class L Common Stock
                          shall bear the expenses and liabilities described in subparagraphs (2) and (3) above;

                                  (5)      No shares of Class L - Special
                          Series 1 Common Stock shall bear the expenses and liabilities described in subparagraphs (1) and 3) above; and

                                  (6)      No shares of Class L - Special
                          Series 2 Common Stock shall bear the expenses and liabilities described in subparagraphs (1) and (2) above.

         3. PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION. Except as provided hereby, each share of Class L Common Stock, Class L Common Stock - Special Series 1 and Class L Common Stock - Special Series 2 shall have the same preferences, conversion, and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption applicable to all other shares of Common Stock as set forth in the Charter and shall also have the same preferences, conversion, and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as each other share formerly, now or hereafter classified as a share of Class L Common Stock (irrespective of whether said share has been classified as a part of a series of said Class and, if so classified as a part of a series, irrespective of the particular series classification) except that:

                          (a)(i) on any matter that pertains to the agreements or expenses and liabilities described in Section 2, clause a.(1) (or to any plan or other document adopted by the Corporation relating to said agreements, expenses, or liabilities) and is submitted to a vote of shareholders of the Corporation, only the shares of Class L Common Stock (excluding the other shares classified as a series of such Class other than Class L Common Stock) shall be entitled to vote, except that if said matter affects shares of capital stock in the Corporation other than shares of Class L Common Stock, such other affected shares of capital stock in the Corporation shall also be entitled to vote, and in such case, such shares of Class L Common Stock shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if any matter submitted to a vote of the shareholders of the Corporation does not affect the shares of Class L Common Stock, such shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares of capital stock in the Corporation other than said shares of Class L Common Stock;

                        (b)(i) on any matter that pertains to the agreements or expenses and liabilities described in Section 2, clause a.(2) above (or to any plan or other document adopted by the Corporation relating to said agreements, expenses, or liabilities) and is submitted to a vote of shareholders of the Corporation, only shares of Class L Common Stock - Special Series 1 (excluding shares designated as a series of such Class other than Class L Common Stock - Special Series 1) shall be entitled to vote, except that if said matter affects shares of capital stock of the Corporation other than shares of Class L Common Stock - Special Series 1, such other affected shares of capital stock of the Corporation shall also be entitled to vote, and in such case shares of Class L Common Stock - Special Series 1 shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if any matter submitted to a vote of the shareholders of the Corporation does not affect shares of Class L Common Stock - Special Series 1, said shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of holders of shares of capital stock of the Corporation other than said shares of Class L Common Stock - Special Series 1; and

                        (c)(i) on any matter that pertains to the agreements or expenses and liabilities described in Section 2, clause a.(3) above (or to any plan or other document adopted by the Corporation relating to said agreements, expenses or liabilities) and is submitted to a vote of shareholders of the Corporation, only shares of Class L Common Stock - Special Series 2 (excluding shares designated as a series of such Class other than Class L Common Stock - Special Series 2) shall be entitled to vote except that if said matter affects shares of capital stock other than shares of Class L Common Stock - Special Series 2, such other affected shares of capital stock in the Corporation shall also be entitled to vote, and in such case, such shares of Class L Common Stock - Special Series 2 shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if any matter submitted to a vote of the shareholders of the Corporation does not affect the shares of Class L Common Stock
                - Special Series 2, such shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares of capital stock in the Corporation other than said shares of Class L Common Stock - Special Series 2.

                        (d) At such times, which may vary among the holders of shares within the series, as may be determined by the Board of Directors (or with the authorization of the Board of Directors, the officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, and applicable rules and regulations of the National Association of Securities Dealers, Inc. and reflected in the registration statement relating to the Corporation's Class L - Special Series 2 Common Stock, shares of the Class L - Special Series 2 Common Stock may be automatically converted into shares of Class L Common Stock of the Corporation based on the relative net asset values of such series at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, the officers of the Corporation) and reflected in the registration statement relating to the Class L - Special Series 2 Common Stock as aforesaid.

                          FOURTH: The total number of shares of capital stock which the Corporation is presently authorized to issue is Seven Billion (7,000,000,000) shares (of the par value of One Mill ($.001) each) of Common Stock classified as follows:

                                                   Number of Shares
                 Classification                       Authorized
                 --------------                    ----------------
                 Class A                               550,000,000
                 Class A-Special Series 1            1,800,000,000
                 Class A-Special Series 2              300,000,000
                 Class A-Special Series 3               50,000,000
                 Class B                               100,000,000
                 Class B-Special Series 1            1,000,000,000
                 Class B-Special Series 2              300,000,000
                 Class C                                 5,000,000
                 Class C-Special Series 1               50,000,000
                 Class C-Special Series 2               20,000,000
                 Class C-Special Series 3               50,000,000
                 Class D                                 5,000,000
                 Class D-Special Series 1               50,000,000
                 Class D-Special Series 2               20,000,000
                 Class D-Special Series 3               50,000,000
                 Class E                                 5,000,000
                 Class E-Special Series 1               15,000,000
                 Class E-Special Series 2               20,000,000
                 Class E-Special Series 3               50,000,000
                 Class F                                 5,000,000
                 Class F-Special Series 1               15,000,000
                 Class F-Special Series 2               20,000,000
                 Class F-Special Series 3               50,000,000
                 Class G                                 5,000,000
                 Class G-Special Series 1               15,000,000
                 Class G-Special Series 2               20,000,000
                 Class G-Special Series 3               50,000,000
                 Class H                                10,000,000
                 Class H-Special Series 1               10,000,000
                 Class H-Special Series 2               10,000,000
                 Class H-Special Series 3               50,000,000
                 Class I                                25,000,000
                 Class I-Special Series 1               25,000,000
                 Class J                                50,000,000
                 Class J-Special Series 1              300,000,000
                 Class K                                25,000,000
                 Class K-Special Series 1               25,000,000
                 Class K-Special Series 2               10,000,000
                 Class L                                25,000,000
                 Class L-Special Series 1               25,000,000
                 Class L-Special Series 2               10,000,000
                 Unclassified                         1,780,000,000

         The aggregate par value of all shares having par value is Seven Million Dollars ($7,000,000).

                 FIFTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

         IN WITNESS WHEREOF, The ARCH Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and its corporate seal to be hereunto affixed and attested to by its Secretary as of September 18, 1995.



                                        THE ARCH FUND, INC.



Attest:
                                        By: /s/ Jerry V. Woodham
                                           -----------------------------
                                           Jerry V. Woodham, President


/s/ W. Bruce McConnel, III
--------------------------
W. Bruce McConnel, III
Secretary

                                  CERTIFICATE


         THE UNDERSIGNED, Chairman of the Board and President of THE ARCH FUND, INC., who executed on behalf of said Corporation the attached Articles Supplementary of said Corporation, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the attached Articles Supplementary to be the corporate act of said Corporation, and certifies that to the best of his knowledge, information and belief the matters and facts set forth in the attached Articles Supplementary with respect to authorization and approval are true in all material respects, under the penalties for perjury.





                                        /s/ Jerry V. Woodham
                                        -----------------------------
                                        Jerry V. Woodham, President


Dated:  September 18, 1995